NOTE PURCHASE AGREEMENT
This NOTE PURCHASE AGREEMENT (the “Agreement”), dated as of October 12, 2020, is by and among Workhorse Group Inc., a Nevada corporation with offices located at 100 Commerce Drive, Loveland, Ohio 45140 (the “Company”), each subsidiary of the Company (a “Subsidiary” and collectively, the “Subsidiaries”), as guarantors (the “Guarantors”), and each of the investors listed on Schedule I attached hereto (individually, a “Buyer” and collectively, the “Buyers”).
RECITALS
A.The Company has authorized a new series of 4.00% Senior Secured Convertible Notes (the “Convertible Notes”) pursuant to that certain Indenture, in the form attached hereto as Exhibit A, to be dated on or about October 14, 2020 (the “Indenture”) by and among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”), which Convertible Notes shall be convertible into shares of the Company’s common stock, par value $0.001 per share (together with any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock, the “Common Stock”) (such underlying shares of Common Stock issuable pursuant to the terms of the Convertible Notes, including, without limitation, upon conversion, redemption, payment of interest or otherwise, collectively, the “Conversion Shares”).
B.The Company has authorized the issuance of shares of its Common Stock to the Buyers in connection with this Agreement.
C.Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the aggregate principal amount of Convertible Notes set forth opposite such Buyer’s name in column (3) on Schedule I hereto.
D.At the Closing, the Company and Antara Capital LP shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”).
E.At the Closing (as defined below), the parties hereto shall execute and deliver a Security Agreement, in the form attached hereto as Exhibit C (the “Security Agreement”), pursuant to which the Company and each Guarantor has agreed to grant a first priority security interest to the holders of the Convertible Notes in substantially all of its assets.
F.The Convertible Notes and Conversion Shares are collectively referred to herein as the “Securities.”
AGREEMENT
44498.00005

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Guarantors and each Buyer hereby agree as follows:
1.PURCHASE AND SALE OF CONVERTIBLE NOTES.
(a)Purchase of Convertible Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date the aggregate principal amount of Convertible Notes as is set forth opposite such Buyer’s name in column (3) on Schedule I hereto.
(b)Closing. The closing (the “Closing”) of the purchase of the Convertible Notes by the Buyers shall occur at the offices of Milbank LLP, 2029 Century Park East, 33rd Floor, Los Angeles, CA 90067. The date and time of the Closing shall be 9:00 a.m. (New York City time) on or about October 14, 2020 (the “Closing Date”) or, if later, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5(a) and 6(a) below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law or executive order to close or be closed; provided, however, for clarification, commercial banks in the City of New York shall not be deemed to be authorized or required by law or executive order to close or be closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York are open for use by customers on such day.
(c)Convertible Notes Purchase Price. The aggregate purchase price for the Convertible Notes to be purchased by each Buyer (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (4) on Schedule I hereto.
(d)Form of Payment for Convertible Notes. On the Closing Date, (i) each Buyer shall pay its respective Purchase Price to the Company for the Convertible Notes to be issued and sold to such Buyer at the Closing set forth opposite such Buyer’s name in column (3) and column (4) on Schedule I on the Closing Date, as applicable, by wire transfer of immediately available funds in accordance with the Flow of Funds Letter (as defined below) and (ii) the Company shall deliver to each Buyer the aggregate principal amount of Convertible Notes as is set forth opposite such Buyer’s name in column (3) of Schedule I, duly executed on behalf of the Company and registered in the name of Cede & Co., as nominee for the Depository Trust Company (“DTC”).
(e)Delivery of Convertible Notes. Upon the prior receipt of a valid DWAC Deposit (as defined below) initiated by each Buyer, the Trustee will approve the DWAC Deposit to cause to be delivered the beneficial interests in the Convertible Notes allocable to each

Buyer to the DTC account specified in Schedule I to this Agreement. At or prior to 10:00 a.m. New York City time on the Closing Date, each Buyer acquiring an interest in the Convertible Notes agrees to direct the eligible DTC participant through which such Buyer will hold its beneficial interest in the Convertible Notes to submit a deposit instruction through DTC’s DWAC program to the Trustee, for the aggregate principal amount of the Convertible Notes (the “DWAC Deposit”) it is purchasing pursuant to this Agreement. If the DWAC Deposit of any Buyer does not conform to the beneficial interests in the Convertible Notes to be issued to such Buyer pursuant to this Agreement, the Trustee shall promptly notify the Company. If the beneficial interests in the Convertible Notes are not delivered to any Buyer on the Closing Date as a result of an error in the DWAC Deposit, such interests will be delivered on the first Business Day following the Closing Date on which such error is corrected. Interests in the Convertible Notes will initially be held only in “book-entry” form through DTC.
2.BUYER’S REPRESENTATIONS AND WARRANTIES.
Each Buyer, severally and not jointly, represents and warrants to the Company and the Guarantors with respect to only itself that, as of the date hereof and as of the Closing Date:
(a)Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.
(b)Validity; Enforcement. This Agreement and the Security Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(c)No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the Security Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(d)Purchase for Investment. The purchase of the Convertible Notes is for its own account or for one or more separate accounts maintained by such Buyer or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Buyer’s or their property shall at all times be within such Buyer’s or their control. Each Buyer understands that the Convertible Notes have not been registered under the Securities Act of 1933 (and the rules and regulations promulgated thereunder from time to time in effect, the “Securities Act”) and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Convertible Notes.
(e)Source of Funds. That at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Buyer to pay the Purchase Price of the Convertible Notes to be purchased by such Buyer hereunder:
(i)the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Buyer’s state of domicile; or
(ii)the Source is a separate account that is maintained solely in connection with such Buyer’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
(iii)the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Buyer to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
(iv)the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or
(v)the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
(vi)the Source is a governmental plan; or
(vii)the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
(viii)the Source is not deemed to be plan assets under ERISA.
As used in this Section 2(e), the terms “employee benefit plan,” “governmental plan,” “plan assets” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.
(f)QIB. That it is, and will be on the Closing Date, a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

(g)Investment Decision. That it has made its own investment decision based upon its own judgment, due diligence and advice from such advisors as it has deemed necessary and not upon any view expressed by any other Person (as defined herein). Neither such inquiries nor any other due diligence investigations conducted by it or its advisors or representatives, if any, shall modify, amend or affect its right to rely on the Company’s representations and warranties contained herein. It is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any Person by or on behalf of the Company, including, without limitation, except for the express statements, representations and warranties of the Company made or contained in this Agreement. Furthermore, it acknowledges that nothing in this Agreement or any other materials presented by or on behalf of the Company to it in connection with the purchase of the Convertible Notes constitutes legal, tax or investment advice. Each Buyer has adequate means of providing for its current needs and contingencies, has no need for liquidity with respect to its investment in the Convertible Notes, and can withstand a complete loss of such investment in the Convertible Notes. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.
(h)Accuracy of Representations. That it understands the Company is relying and will rely upon the truth and accuracy of the foregoing representations, acknowledgments and agreements in connection with the transactions contemplated by this Agreement, and agrees that if any of the representations or acknowledgments made by it are no longer accurate as of the Closing Date, or if any of the agreements made by it are breached on or prior to the Closing Date, it shall promptly notify the Company.
3.REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS.
The Company and the Guarantors, jointly and severally, represent and warrant to each of the Buyers that, as of the date hereof and as of the Closing Date:
(a)Disclosure. All reports, schedules, forms, proxy statements, statements and other documents required to be filed by the Company with the United States Securities and Exchange Commission (the “SEC”), during the one year period prior to the date hereof (other than Section 16 ownership filings) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose) (all of the foregoing filed during the one year prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”) when filed, complied in all material respects with the 1933 Act. Each of the SEC Documents, as of its date, did not, and at the Closing Date the SEC Documents taken as a whole will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or other documents required to be described in the SEC Documents which have not been described or filed as required. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company and any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of any shares of Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) could have a Material Adverse Effect (as defined below).
(b)Organization and Qualification. The Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of the Guarantors to perform any of their respective obligations under any of the Transaction Documents. Neither the Company nor any Subsidiary has any other subsidiaries.
(c)Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Each Guarantor has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of the Transaction Documents by the Company and each Guarantor, and the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Notes, the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Convertible Notes, as applicable) have been duly authorized by the board of directors of the Company and each Guarantor, and (other than (i) any filings as may be required by the SEC and any state securities agencies (collectively, the “Required Filings”)) no further filing, consent or authorization is required by the Company, any of the Guarantors, their respective boards of directors or their stockholders or other governing body. This Agreement has been, and the other Transaction Documents will be, prior to the Closing, duly executed and delivered by the Company and the Guarantors, and, when duly authenticated by the Trustee in accordance with the terms of the Indenture, will constitute the legal, valid and binding obligations of the Company and the Guarantors, enforceable against the Company and each of the Guarantors in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Indenture, the Convertible Notes, the Security Agreement, the Registration Rights Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.
(d)Issuance of Securities. The issuance of the Securities is duly authorized and, when issued and delivered in accordance with the terms of the Transaction Documents, the Securities shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than the maximum number of Conversion Shares to provide for the full conversion of the Convertible Notes and any payment of accrued and unpaid interest thereon. Upon issuance or conversion in accordance with the Convertible Notes, the Conversion Shares when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.
(e)No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the Guarantors and the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Notes and the Conversion Shares and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) assuming the accuracy of the representations and warranties in Section 2, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital

Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, assuming, with respect to clauses (ii) and (iii) above, the making of the Required Filings and except in the case of clauses (ii) and (iii) above, for such breaches, violations or conflicts as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(f)Consents. Except as set forth on Schedule 3(f), neither the Company nor any Guarantor is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Filings and such consents, authorizations, filings or registrations the absence of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. To the knowledge of the Company and the Guarantors, other than the Required Filings, all consents, authorizations, orders, filings and registrations which the Company or any of the Guarantors is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of the Guarantors is aware of any facts or circumstances which might prevent the Company or any of the Guarantors from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.
(g)Acknowledgment Regarding Buyer’s Purchase of Securities. The Company and each Guarantor acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company and each Guarantor further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company and the Guarantors further represent to each Buyer that the Company’s and each Guarantors’ decision to enter into the Transaction Documents to which they are a party has been based solely on the independent evaluation by the Company, each Guarantor and their respective representatives.
(h)Placement Agent. The Company and the Guarantors, jointly and severally, shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions, including those of Goldman Sachs & Co. LLC and BTIG, LLC (other than for Persons engaged by any Buyer or its investment advisor), relating to or arising out of the transactions contemplated hereby. The Company and the Guarantors, jointly and severally, shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and reasonable and documented out-of-pocket expenses) arising in connection with any such claim. Except for Goldman Sachs & Co. LLC and BTIG, LLC, neither the Company nor any of the Guarantors has engaged any placement agent or other agent in connection with the offer or sale of the Securities.
(i)No Integrated Offering. None of the Company, the Guarantors or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require approval of stockholders of the Company in connection with the offering of the Securities for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company or a Subsidiary are listed or designated for quotation. Except as contemplated by the terms of this Agreement, none of the Company, the Guarantors, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company or any Subsidiary.
(j)Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares pursuant to the terms of the Convertible Notes in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.
(k)Application of Takeover Protections. The Company and its board of directors have taken or will take prior to the Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill, stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.
(l)Financial Statements. During the one (1) year prior to the date hereof, the Company has timely filed all SEC Documents. The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company and its Subsidiaries included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in material compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.
(m)Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, except as specifically set forth in a subsequent SEC Document filed prior to the date hereof, there has been no Material

Adverse Effect. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, except as specifically set forth in a subsequent SEC Document filed prior to the date hereof, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, other than share dividends with respect to the Company’s Series B Preferred Stock, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(m), “Insolvent” means, (i) with respect to the Company and each Subsidiary, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.
(n)Regulatory Permits. During the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication (except as set forth on Schedule 3(n), written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)Foreign Corrupt Practices. Neither the Company, any of its Subsidiaries or any director, officer, employee nor, to the Company’s knowledge, any agent or any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery or anti-corruption laws (individually and collectively, “Anti-Corruption Law”), nor, to the Company’s knowledge, has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:
(i)(A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or
(ii)assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.
Neither of the Company nor any Guarantor will use, directly or indirectly, any part of the proceeds of the offering in any manner that would constitute a violation of Anti-Corruption Laws.
(p)Sarbanes-Oxley Act. Except as disclosed in the SEC Documents, the Company and each of its Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.
(q)Transactions With Affiliates. Except as set forth on Schedule 3(q), no current or former employee, partner, director, officer or shareholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder or such associate or affiliate or relative subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock or ordinary shares, as applicable, of a company whose securities are traded on or quoted through an Eligible Market (as defined below)), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No employee, officer, shareholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company or its Subsidiaries, as the case may be, and (iii) for other standard employee benefits made generally available to all employees or executives (including share option agreements outstanding under any share option plan approved by the Board of Directors of the Company).
(r)Equity Capitalization.
(i)Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 250,000,000 shares of Common Stock, of which, 114,874,076 are issued and outstanding and 10,895,180 shares are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Convertible Notes) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (B) 75,000,000 shares of Preferred Stock, of which (I) 10,000 are designated Series A Preferred Stock, none of which are issued and outstanding, and (II) 1,250,000 are designated Series B Preferred Stock, none of which are issued and outstanding. No shares of Common Stock are held in the treasury of the Company. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.
(ii)Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued, are fully paid and nonassessable. As of the Closing Date, there were (A) 10,895,180 Common Shares reserved for issuance pursuant to the Convertible Securities (other than the Convertible Notes) and (B) 4,949,357 Common Shares owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act (except pursuant to the Registration Rights Agreement, dated December 31, 2018, among the Company, Marathon Structured Product Strategies Fund, LP, Marathon Blue Grass Credit Fund, LP, Marathon Centre Street Partnership, L.P. and TRS Credit Fund, LP), calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are

“affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. Except as set forth in the SEC Documents, to the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).
(iii)Existing Securities; Obligations. Except as set forth on Schedule 3(r)(iii) (A) None of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) other than the Company’s existing Convertible Securities and stock options and restricted stock awarded to employees of the Company under equity incentive plans adopted by the Company, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.
(iv)Organizational Documents. The Company and each Guarantor has furnished to the Buyers true, correct and complete copies of the Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and bylaws, as amended and as in effect on the date hereof (the “Bylaws”), of the Company and each Guarantor and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(s)Indebtedness and Other Contracts. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries (i) has any material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(t)Litigation. Except as set forth on Schedule 3(t), there is no material action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company and the Guarantors, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such. To the knowledge of the Company and the Guarantors, no director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company and the Guarantors, there is not pending, contemplated or anticipated, any inquiry or investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. After reasonable inquiry of its officers (as defined in Rule 16a-1(f) promulgated under the 1934 Act) and members of its board of directors, neither the Company nor any Subsidiary is aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.
(u)Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and neither the Company nor any of its Subsidiaries has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
(v)Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the knowledge of the Company and the Guarantors, no executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non- competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in material compliance with all applicable federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(w)Title. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries that are material to the business of the Company or its Subsidiaries (the “Real Property”). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (c) those that are not likely to result in a Material Adverse Effect. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.
(x)Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiaries in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) Liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto, and (c) Liens in favor of the holders of the Existing Convertible Note (as defined below), which shall be released prior to the Closing Date.
(y)Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. Neither the Company nor any Guarantor has any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding made or brought, or to the knowledge of the Company and the Guarantors, threatened, regarding any Intellectual Property Rights owned by the Company or any of its Subsidiaries, except where such claim, action or proceeding is not reasonably likely to result in a Material Adverse Effect. Except as set forth on Schedule 3(y), neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement or claim, action or proceeding.
(z)Environmental Laws. (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, except in each of the foregoing clauses (A), (B) and (C), where the failure to so comply or having such permits, licenses or other approval would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws or regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous materials, substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of, or exposure to, Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
(i)No Hazardous Materials:
(A)to the knowledge of the Company and the Guarantors, have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws or in quantities, a manner or location that would reasonably be expected to require remedial action pursuant to any Environmental Laws; or
(B)to the knowledge of the Company and the Guarantors, are present on, over, beneath, in or upon any Real Property or any portion thereof that would constitute a violation of any Environmental Laws or in quantities, a manner or location that would reasonably be expected to require remedial action pursuant to any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a Material Adverse Effect on the business of the Company or any of its Subsidiaries.
(ii)To the knowledge of the Company and the Guarantors, neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.
(iii)To the knowledge of the Company and the Guarantors, none of the Real Property is on any federal or state “Superfund” list or Comprehensive Environmental Response, Compensation and Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.
(iv)Neither the Company nor its Subsidiaries is subject to any pending or, to the knowledge of the Company and the Guarantors, threatened claim or proceeding to any Environmental Laws, except for any claims or proceeding that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(aa)Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and (ii) has timely paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company or for cases in which the failure to pay would not have a Material Adverse Effect. There is no tax deficiency that has been determined adversely to the Company or any of its Subsidiaries which has had a Material Adverse Effect, nor does the Company or its Subsidiaries have any knowledge or notice of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its Subsidiaries and which could reasonably be expected to have a Material Adverse Effect.
(bb)Internal Accounting and Disclosure Controls. Except as disclosed in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a‑15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act are recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its respective principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Since the filing of the Annual Report, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.
(cc)Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.
(dd)Investment Company Status. The Company is not, and after giving effect to the sale of the Convertible Notes and the application of the proceeds thereof will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.
(ee)Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company and the Guarantors that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company or its Subsidiaries, or “derivative” securities based on securities issued by the Company or its Subsidiaries or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) each Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion, exercise or exchange, as applicable, of the Securities as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company and each Guarantor further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release (as defined below) one or more Buyers may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Conversion Shares deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company and each Guarantor acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Convertible Notes or any other Transaction Document or any of the documents executed in connection herewith or therewith.
(ff)Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company and the Guarantors, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.
(gg)U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each Subsidiary shall so certify upon any Buyer’s request.
(hh)Transfer Taxes. All stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with; provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any Conversion Shares upon conversion or exercise of the Convertible Notes in a name other than that of the Buyer of such Convertible Notes, and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.
(ii)Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal

Reserve”). Neither the Company nor any of its Subsidiaries owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.
(jj)Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).
(kk)Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s and Guarantors’ knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or affiliates, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office to influence official action or secure an improper advantage, except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.
(ll)Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations.
(mm)Sanctions. None of the Company, any of its Subsidiaries or any director, officer, employee or, to the knowledge of the Company and the Guarantors, agent or other person acting for or on behalf of the foregoing is the subject or target of any economic or financial sanctions imposed, administered or enforced by the United States (including the U.S. Department of the Treasury Office of Foreign Assets Control and the U.S. Department of State) or other relevant sanctions authority (collectively, “Sanctions” and each such Person, a “Sanctioned Person”). The operations of the Company and its Subsidiaries are, and have been conducted within the past five (5) years, in compliance with applicable Sanctions. Neither the Company nor any of its Subsidiaries will, directly or indirectly, use any part of the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund or facilitate any dealings or transactions with, involving or for the benefit of any Sanctioned Person, or otherwise in any manner that would constitute or give rise to a violation of any Sanctions by any Person (including any Person participating in the offering, whether as buyer, underwriter, advisor, investor or otherwise).
(nn)Management. During the past five year period, no current or former officer or director, to the knowledge of the Company and the Guarantors, has been the subject of:

(i)a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;
(ii)a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations);
(iii)any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1)Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;
(2)Engaging in any particular type of business practice; or
(3)Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(oo)Stock Option Plans. Except as set forth in Schedule 3(oo), each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. To the knowledge of the Company and the Guarantors, no stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.
(pp)Cybersecurity. The information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases used or owned by, or leased or licensed to, the Company or any of its Subsidiaries (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures and safeguards to maintain and protect their respective material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their respective businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT

Systems and Personal Data from unauthorized use, access, misappropriation or modification.
(qq)Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company and the Guarantors, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company and each Guarantor further certifies that it: (i) has not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is not currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) are not a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.
(rr)No Additional Agreements. Neither the Company nor any of the Guarantors has any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.
(ss)Disclosure. The Company and each Guarantor confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by the Transaction Documents. The Company and each Guarantor understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the

Company or any of its Subsidiaries to each Buyer pursuant to or in connection with the Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company and each Guarantor acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2. Except for the representations and warranties contained in this Section 3 and in Section 2 of the Security Agreement, neither the Company, any Guarantor nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Company or its Subsidiaries.
(tt)Margin Stock. The application of the proceeds received by the Company from the issuance, sale and delivery of the Convertible Notes as described in the Transaction Documents will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve system or any other regulation of such Board of Governors.
4.COVENANTS.
(a)Best Efforts. Each Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 5 of this Agreement. The Company and each Guarantor shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement.
(b)Blue Sky. The Company and each Guarantor shall, on or before the Closing Date, take such action as the Company or such Guarantor shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the applicable Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. Without limiting any other obligation of the Company and any Guarantor under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company and each Guarantor shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

(c)Use of Proceeds. The Company will use the net proceeds from the sale of the Securities for working capital and general corporate purposes, but not, directly or indirectly, for (i) the redemption or repurchase of any other securities of the Company or any of its Subsidiaries or (ii) the settlement of any outstanding litigation that involves payment by the Company of $500,000 or more.

(d)Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Conversion Shares from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE American, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(d).
(e)Fees. The Company and the Guarantors, jointly and severally, shall pay for the due diligence and legal fees and expenses incurred by the Buyers in connection with the structuring, documentation, negotiation, and closing of the transactions contemplated by the Transaction Documents (and the enforcement thereof by the Buyers), including, without limitation, all reasonable legal fees and disbursements of Milbank LLP, counsel to the Antara Capital LP, and Latham & Watkins, LLP, counsel to HT Investments MA LLC, and due diligence and regulatory filings in connection therewith (the “Transaction Expenses”) and such Transaction Expenses, to the extent they have not already been paid to the Buyers, may be withheld by the Buyers from the Purchase Price at the Closing; provided, however, that the legal fees and expenses payable by the Company and the Guarantors hereunder in connection with the structuring, documentation, negotiation, and closing of the transactions contemplated by the Transaction Documents shall not exceed (i) in the case of Antara Capital LP, $550,000 and (ii) in the case of HT Investments MA LLC, $100,000. The Company and the Guarantors, jointly and severally, shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, fees of DTC or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company and the Guarantors, jointly and severally, shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and reasonable and documented out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.
(f)Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company and each Guarantor acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the

Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company and each Guarantor hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.
(g)Disclosure of Transactions and Other Material Information.
(i)Disclosure of Transaction. The Company shall, on or before 9:15 a.m., New York time, on Monday, October 12, 2020, issue a press release (the “Press Release”) reasonably acceptable to the Buyers disclosing all the material terms of the transactions contemplated by the Transaction Documents. After the Closing Date, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form and within the time period required by the 1934 Act and attaching all the material Transaction Documents (the “8-K Filing”). From and after the issuance of the Press Release, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of the Press Release, the Company and each Guarantor acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.
(ii)Limitations on Disclosure. Other than as required under the Transaction Documents (but subject to any other disclosure obligations of the Company with respect thereto), the Company and the Guarantors shall not, and the Company and the Guarantors shall cause each of its respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof unless prior thereto such Buyer shall have consented in writing to the receipt of such information and agreed with the Company and its Subsidiaries to keep such information confidential. To the extent that the Company or any of the Guarantors delivers any material, non-public information to a Buyer without such Buyer’s prior written consent, the Company and each Guarantor hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information, provided that the Buyer shall remain subject to applicable law. Subject to the foregoing, neither the Company, any Guarantor nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i), each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Company and the Guarantors shall not (and shall cause each of their respective affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise, except in the 8-K filing and as otherwise may be required by applicable law. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company and each Guarantor expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Company and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.
(h)Additional Issuance of Securities.
(i)So long as any Convertible Notes remain outstanding, the Company will not, without the prior written consent of each of the Buyers, issue any Convertible Notes (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Convertible Notes. Except as otherwise permitted under Sections 4(h)(ii) and 4(h)(iii), the Company agrees that for the period commencing on the date hereof and ending on the date immediately following (x) the 30th calendar day after the Closing Date, neither the Company nor any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any preferred stock or any purchase rights) and (y) the 30th calendar day after the Closing Date, neither the Company nor any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity-linked security (or any Convertible Securities) (each such period, a “Restricted Period”); any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) in clause (x) or (y) is referred to as a “Subsequent Placement”.

(ii)Notwithstanding the foregoing, this Section 4(h)(ii) shall not apply during any Restricted Period in respect of the issuance of (A) shares of Common Stock or standard options to purchase Common Stock, restricted stock, or other incentive equity awards issued to directors, officers, consultants or employees of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined below), provided that (1) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the date hereof pursuant to this clause (1) do not, in the aggregate, exceed more than 5% of the Common Stock issued and outstanding immediately prior to the date hereof and (2) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers; (B) shares of Common Stock issued upon the conversion, exercise, or settlement of (or otherwise pursuant to the terms of) Convertible Securities (other than standard options to purchase Common Stock or other incentive equity awards issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Convertible Securities (other than standard options to purchase Common Stock or other incentive equity awards issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock or other incentive equity awards issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Buyers; (C) shares of the Company’s capital stock issuable pursuant to shareholder rights plans; (D) shares of Common Stock issued as matching contributions under the Company’s 401(k) plan; (E) shares of Common Stock issued by the Company upon conversion of the Convertible Notes and any registration statement in connection with the Registration Rights Agreement; (F) shares of Common Stock issued by the Company pursuant to an “at-the-market” offering, and (H) the Conversion Shares. In addition, notwithstanding the foregoing, (i) the Company may file a registration statement and prospectus supplement with the SEC and enter into a sales agreement relating to an at-the-market offering program, and (ii) the Company may file a registration statement and prospectus supplement to cover shares issued or issuable to current or former or holders of its convertible debt securities or warrants during the Restricted Period. “Approved Stock Plan” means any stock option plans, equity incentive plans or employee benefit plans which have been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock, restricted stock and other incentive equity awards may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such.
(iii)In addition, so long as any Convertible Notes remain outstanding, the Company and each Subsidiary shall be prohibited from effecting, or entering into an agreement to effect, any Subsequent Placement involving a Variable Rate Transaction or any Convertible Notes issued hereunder. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (A) issues or sells any Convertible Securities either (1) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (2) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or customary adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar events or (B) enters into any agreement (including, without limitation, an equity line of credit, but not including an “at-the-market” offering) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).
(iv)Each Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any issuance prohibited by this Section 4(h), which remedy shall be in addition to any right to collect damages.
(i)Reservation of Shares. So long as any of the Convertible Notes remain outstanding, the Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance, the maximum number of Conversion Shares to provide for the full conversion of the Convertible Notes and any payment of accrued and unpaid interest thereon. Upon conversion, the Company shall pay any accrued and unpaid interest on the Convertible Notes in Conversion Shares; provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(i) be reduced other than in connection with any stock combination, reverse stock split or other similar transaction or proportionally in connection with any conversion and/or redemption, as applicable, of the Convertible Notes.
(j)Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(k)Passive Foreign Investment Company. The Company and its Subsidiaries shall conduct their respective businesses in such a manner as will ensure that neither the Company nor any of its Subsidiaries will be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Internal Revenue Code of 1986, as amended.
(l)Corporate Existence. So long as any Convertible Notes remain outstanding, the Company shall not be party to any Fundamental Change (as defined in the Convertible Notes) unless the Company and each Subsidiary is in compliance with the applicable provisions governing Fundamental Changes set forth in the Convertible Notes.
(m)Stock Splits. Until the Convertible Notes are no longer outstanding, the Company shall not effect any stock combination, reverse stock split or other similar transaction (or make any public announcement or disclosure with respect to any of the foregoing) without the prior written consent of each of the Buyers, except as required by any Principal Market to provide for the eligibility or continued eligibility of the Common Stock for listing or quotation on such market.
(n)Conversion Procedures. The form of conversion notice included in the Convertible Notes sets forth the totality of the procedures required of the Buyers in order to convert the Convertible Notes. No additional legal opinion, other information or instructions shall be required of the Buyers to convert their Convertible Notes. The Company shall honor conversions of the Convertible Notes and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Convertible Notes.
(o)Regulation M. Neither the Company nor any Subsidiary will take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.
(p)Integration. None of the Company, any of the Guarantors, any of their affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company, the Guarantors or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require stockholder approval under the rules and regulations of the Principal Market and the Company and each Guarantor will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.
(q)Closing Documents. On or prior to fourteen (14) calendar days after the Closing Date, the Company and each Guarantor agrees to deliver, or cause to be delivered, to each Buyer and Milbank LLP a complete closing set of the respective executed Transaction Documents, Securities and any other document required to be delivered to any party pursuant to Section 6 hereof or otherwise (which may be in photocopies or pdf versions of executed copies).

(r)No Stockholder Approval. No stockholder approval is required for the issuance or sale of the Convertible Notes
(s)Limitation on Resale. The Buyers shall not resell any of their respective Convertible Notes within six months of the Issue Date; provided, however, that the foregoing shall not restrict the any Buyer from (i) pledging or financing its respective Convertible Notes pursuant to customary arrangements used by such Buyer and its respective affiliates and managed accounts, or the foreclosure or settlement of such arrangements or (ii) transferring the Convertible Notes to such Buyer’s respective “affiliates” (as defined in Rule 405 of the 1933 Act); provided further, that Antara Capital LP shall be entitled to resell its Convertible Notes within six months of the Issue Date in a principal amount no greater than $10,000,000.
(t)Restriction on Repurchases. Until the expiration of one year after the Closing Date, the Company will not, and will cause its “affiliates” (as defined in Rule 405 of the 1933 Act) not to, resell any offered Securities which are “restricted securities” (as such term is defined under Rule 144(a)(3)), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker’s transactions). For the avoidance of doubt, the Buyers listed on Schedule I as of the date hereof, shall not be considered “affiliates” for purposes of this Section 4(t).
(u)FAST Compliance. While any Convertible Notes remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.
(v)DTC Eligibility. From and after the Closing Date, the Company will use its commercially reasonable efforts, upon issuance thereof and while outstanding, to ensure that the Convertible Notes are eligible for clearance and settlement through the facilities of DTC.
(w)Registration Rights. Within ten (10) Business Days following the Closing Date, the Company shall file with the SEC the registration statement required pursuant to the Registration Rights Agreement.
(x)Rule 144. The Company shall cause the Convertible Notes and, notwithstanding Section 4(w), any shares of Common Stock issuable upon conversion of the Convertible Notes or as payment of interest pursuant to the terms of the Convertible Notes, to be eligible to be offered, sold or otherwise transferred by the Buyers pursuant to Rule 144 under the Securities Act, without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice under the Securities Act and without any requirement for registration under any state securities or “blue sky” law, on and after the date that is six (6) months following the Closing Date.
(y)Press Release. The Company shall not, and shall not permit any of its Subsidiaries to, issue or disseminate to the public (by advertisement, press release or otherwise), submit for publication or otherwise cause or seek to publish any information naming any of the Buyers without the prior written consent of such Buyer; provided that, nothing in the foregoing shall be construed to prohibit the Company from making any submission or filing which it is required to make by applicable law or pursuant to judicial process; provided further, that (i) such filing or submission shall contain only such information as is necessary to comply with applicable law or judicial process and (ii) unless specifically prohibited by applicable law or court order, the Company shall promptly notify the Buyers of the requirement to make such submission or filing and provide the Buyers with a copy thereof.
5.CONDITIONS TO THE COMPANY’S AND THE GUARANTORS’ OBLIGATION TO SELL THE CONVERTIBLE NOTES.
(a)The obligation of the Company and each Guarantor hereunder to issue and sell the Convertible Notes to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the sole benefit of the Company and the Guarantors and may be waived by the Company and the Guarantors at any time in their sole discretion by providing each Buyer with prior written notice thereof:
(i)Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company and the Guarantors.
(ii)Such Buyer and each other Buyer shall have delivered to the Company and the Guarantors the Purchase Price for the Convertible Notes being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.
(iii)The representations and warranties of such Buyer shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.
6.CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE THE CONVERTIBLE NOTES.
(a)The obligation of each Buyer hereunder to purchase its Convertible Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company and the Guarantors with prior written notice thereof:
(i)The Company and each Guarantor (as the case may be) shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Convertible Notes as set forth across from such Buyer’s name in column (3) of Schedule I as being purchased by such Buyer at the Closing pursuant to this Agreement.
(ii)Such Buyer shall have received the opinion of Taft Stettinius & Hollister LLP, counsel for the Company and the Guarantors, dated as of the Closing Date, in the form acceptable to such Buyer.
(iii)The Company and each Guarantor shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each Guarantor in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.
(iv)The Company and each Guarantor shall have delivered to such Buyer a certified copy of the Certificate of Incorporation of the Company and each of the Guarantors as certified by the Delaware Secretary of State within ten (10) days of the Closing Date.
(v)The Company and each Guarantor shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company and such Guarantor, dated as of the Closing Date, as to (A) the resolutions consistent with Section 3(b) as adopted by the Company’s and each of the Guarantors’ respective board of directors, in a form reasonably acceptable to such Buyer, (B) the Certificate of Incorporation of the Company and each of the Guarantors and (C) the Bylaws of the Company and each of the Guarantors, each as in effect at the Closing.
(vi)Each and every representation and warranty of the Company and the Guarantors shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company and each Guarantor shall have performed, satisfied and complied in all material respects with (except for covenants, agreements or conditions that are qualified by materiality or material adverse effect, which shall be performed, satisfied and complied in all respects with) the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company and each Guarantor at or prior to the Closing Date. Such Buyer shall have received a certificate, duly executed by the

Chief Executive Officer of the Company and the President of each of the Guarantors, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.
(vii)The Company shall have delivered to such Buyer a letter from the Transfer Agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.
(viii)The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (1) in writing by the SEC or the Principal Market or (2) by falling below the minimum maintenance requirements of the Principal Market.
(ix)The Company and each Guarantor shall have obtained all governmental, regulatory or third party consents and approvals (including stockholder approval), if any, necessary for the sale of the Convertible Notes, including without limitation, those required by the Principal Market, if any.
(x)No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
(xi)Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.
(xii)Such Buyer shall have received a letter on the letterhead of the Company, duly executed by the Chief Executive Officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (the “Flow of Funds Letter”).
(xiii)The Company and each Guarantor shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by the Transaction Documents as such Buyer or its counsel may reasonably request.
(xiv)The Company and each Guarantor shall have delivered to such Buyer the results of a recent lien, bankruptcy and judgment search in each relevant jurisdiction with respect to the Company and any of its Subsidiaries and such search shall reveal no Liens on any of the Collateral (as such term is defined in the Security Agreement) or other assets of the Company and its Subsidiaries except, in the case of assets other than Collateral, for Permitted Liens (as such term is defined in the Convertible Notes) and except for Liens to be discharged on or prior to the Closing Date pursuant to documentation reasonably satisfactory to the Buyer.
(xv)The Company and each Guarantor shall have delivered to the Buyers a duly completed and executed perfection certificate in a form reasonably acceptable to the Buyers.
(xvi)The Convertible Notes shall be eligible for clearance and settlement through the facilities of DTC.
(xvii)All costs, fees, expenses (including, without limitation, legal fees and expenses) contemplated hereby to be payable to the Buyers shall have been paid to the extent due and, in the case of expenses of the Buyers that are reimbursable in accordance herewith, invoiced at least one day prior to the Closing Date.
(xviii)As of the Closing Date, such Buyer shall have received written confirmation that the 4.50% Senior Secured Convertible Note due 2023 issued by the Company July 16, 2020 (the “Existing Convertible Note”) have been exchanged for Common Stock; that all of the outstanding indebtedness and obligations under the Existing Convertible Note have been extinguished; that the Company shall have obtained and delivered payoff letters and releases relating to the Existing Convertible Note; and that all Liens securing such Existing Convertible Note have been released.
(xix)As of the Closing Date, no other indebtedness for borrowed money shall be outstanding, except for $2,000,000 under the existing Paycheck Protection Term Loan made by PNC Bank, National Association to the Company on or about April 14, 2020.
7.TERMINATION.
In the event that the Closing shall not have occurred with respect to a Buyer on or before seven (7) days after the date hereof (the “Outside Date”), then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided however, that (1) the right to terminate this Agreement under this Section 7 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (2) the abandonment of the sale and purchase of the Convertible Notes shall be applicable only to such Buyer providing such written notice; provided further that no such termination shall affect any obligation of the Company and Guarantors under this Agreement to reimburse such Buyer for the expenses described in Section 4(e) above. Nothing contained in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.
8.MISCELLANEOUS.
(a)Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company and each Guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company or any of the Guarantors in any other jurisdiction to collect on the Company’s or any Guarantor’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.
(b)Counterparts; Electronic Signatures. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) of this

Agreement shall have the same validity and effect as a signature affixed by the party’s hand.
(c)Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.
(d)Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of

“interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.
(e)Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company, any Guarantor nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company, each Guarantor and each Buyer, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that each of the Buyers may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents and all holders of the

Convertible Notes. From the date hereof and while any Convertible Notes are outstanding, neither the Company nor any Guarantor shall be permitted to receive any consideration from a Buyer or a holder of Convertible Notes that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce the Company or any Guarantor (i) to treat such Buyer or holder of Convertible Notes in a manner that is more favorable than to other similarly situated Buyers or holders of Convertible Notes, or (ii) to treat any Buyer(s) or holder(s) of Convertible Notes in a manner that is less favorable than the Buyer or holder of Convertible Notes that is paying such consideration; provided, however, that the determination of whether a Buyer has been treated more or less favorably than another Buyer shall disregard any securities of the Company purchased or sold by any Buyer. Neither the Company nor any Guarantor has, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company and each Guarantor confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, any of the Guarantors or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Company and each Guarantor expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s or any Guarantor’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s or any Guarantor’s representations and warranties contained in this Agreement or any other Transaction Document.
(f)Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided that confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:
If to the Company or the Guarantors:
(i) Workhorse Group Inc.

100 Commerce Drive
Loveland, Ohio 45140
Attention: Stephen M. Fleming
Facsimile: (516)-977-1209
Email: smf@flemingpllc.com

with a copy (for informational purposes only) to:
Taft Stettinius & Hollister LLP
425 Walnut Street, Suite 1800
Cincinnati, OH 45202
Attention: David A. Zimmerman
Facsimile: (513) 381-0205
Email: dzimmerman@taftlaw.com

If to the Transfer Agent:
Empire Stock Transfer, Inc.
1859 Whitney Mesa Drive
Henderson, NV 89014
Telephone: (702) 818-5898
Facsimile: (702) 974-1444
Attention: Brian Barthlow
E-mail: brian@empirestock.com

If to a Buyer, to (i) its e-mail address set forth on Schedule I, with copies to such Buyer’s representatives as set forth on Schedule I and (ii) to:
Antara Capital LP
500 Fifth Avenue, Suite 2320
New York, NY 10110
Attention: Lance Kravitz
Email: Operations@antaracapital.com
with a copy (for informational purposes only) to:
Milbank LLP
2029 Century Park East, 33rd Floor
Los Angeles, CA 90067
Telephone: (424) 386-4000
Facsimile: (212) 751-4864
Attention: Casey T. Fleck
E-mail: Cfleck@milbank.com

and

HT Investments MA LLC
High Trail Capital
221 River Street, 9th Floor
Hoboken, NJ 07030
Attn: Eric Helenek
E-Mail: notices@hightrailcap.com

with a copy (for informational purposes only) to:
Latham & Watkins LLP
12670 High Bluff Drive
San Diego, CA 92130
Facsimile: (858) 523-5450
Attention: Michael E. Sullivan
E-Mail: michael.sullivan@lw.com

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clauses (i), (ii) or (iii) above, respectively.
(g)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Convertible Notes. Neither the Company nor any Guarantor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Buyers, including, without limitation, by way of a Fundamental Change (as defined in the Convertible Notes) (unless the Company and each of its Subsidiaries is in compliance with the applicable provisions governing Fundamental Changes set forth in the Convertible Notes). A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company or the Guarantors, provided that such assignee agrees in writing to be bound by the provisions hereof that apply to Buyers in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.
(h)No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 8(k).

(i)Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
(j)Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
(k)Indemnification.
(i)In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s and each Guarantor’s other obligations under the Transaction Documents, the Company and each Guarantor shall, jointly and severally, defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (A) any misrepresentation or breach of any representation or warranty made by the Company or any of the Guarantors in any of the Transaction Documents, (B) any breach of any covenant, agreement or obligation of the Company or any of the Guarantors contained in any of the Transaction Documents or (C) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (1) the execution, delivery, performance or enforcement of any of the Transaction Documents (including, without limitation, any hedging or similar activities in connection therewith), or (2) the status of such Buyer or holder of the Securities either as an investor in the Company or any Guarantor pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, any hedging or similar activities in connection therewith or as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief); provided, however, that the foregoing indemnity will not, as to any Indemnitee, be available to the extent that such Indemnified Liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the bad faith, gross negligence or willful misconduct of, the inaccuracy of any representation or warranty made by, or material breach of any Transaction Document by, such Indemnitee. To the extent that the foregoing undertaking by the Company and the Guarantors may be unenforceable for any reason, the Company and the Guarantors, jointly and severally, shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.
(ii)Promptly after receipt by an Indemnitee under this Section 8(k) of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including, without limitation, any impleaded parties) include both such Indemnitee and the indemnifying party, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the indemnifying party (in which case, if such Indemnitee notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party), provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee which relates to such Indemnified Liability. The indemnifying party shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 8(k), except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action. The indemnification required by this Section 8(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred. The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitees against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.
(l)Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company or any of the Guarantors in order for such Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.
(m)Remedies. Each Buyer and in the event of assignment by such Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company and each Guarantor recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law would inadequate relief to the Buyers. The Company and each Guarantor therefore agree that the Buyers shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).
(n)Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any of the Guarantors do not timely perform their related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Guarantor (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
(o)Payment Set Aside; Currency. To the extent that the Company or any Guarantor makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or such Guarantor, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.
(p)Judgment Currency.
(i)If for the purpose of obtaining or enforcing judgment against the Company or any of the Guarantors in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 8(p) referred to as the “Judgment Currency”) an amount due in U.S.

Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding:
(1)the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or
(2)the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 8(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).
(ii)If in the case of any proceeding in the court of any jurisdiction referred to in Section 8(p)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.
(iii)Any amount due from the Company or a Guarantor under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.
(q)Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company and each Guarantor acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity, and neither the Company nor any Guarantor shall assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company and each Guarantor acknowledges that the Buyers are not acting in concert or as a group, and neither the Company nor any of the Guarantors shall assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company, each Guarantor and each Buyer confirms that each Buyer has independently participated with the Company and the Guarantors in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company and the Guarantors, not the action or decision of any Buyer, and was done solely for the convenience of the Company and the Guarantors and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in each of the Transaction Document is between the Company, each Guarantor and a Buyer, solely, and not between the Company, the Guarantors and the Buyers collectively and not between and among the Buyers.
(r)Performance Date. If the date by which any obligation under any of the Transaction Documents must be performed occurs on a day other than a Business Day, then the date by which such performance is required shall be the next Business Day following such date.
(s)Enforcement Fees. The Company and each Guarantor agrees, jointly and severally, to pay all costs and expenses of the Buyers reasonably incurred as a result of enforcement of the Transaction Documents and the collection of any amounts owed to the Buyers hereunder (whether in cash, equity or otherwise), including, without limitation, reasonable attorneys’ fees and expenses.
[signature pages follow]

IN WITNESS WHEREOF, each Buyer, the Company and each Guarantor has caused their respective signature page to this Agreement to be duly executed as of the date first written above.
COMPANY:
WORKHORSE GROUP INC.
By:
Name:    Duane A. Hughes
Title:    Chief Executive Officer

Ex. C

GUARANTOR:
WORKHORSE TECHNOLOGIES INC.

By:
Name:
Title:

2

GUARANTOR:
WORKHORSE MOTOR WORKS INC.

By:
Name:
Title:

3

GUARANTOR:
WORKHORSE PROPERTIES INC.

By:
Name:
Title:

4

BUYER:
ANTARA CAPITAL LP
By:
Name:    Himanshu Gulati
Title: Chief Investment Officer (CIO)

5

BUYER:
HT INVESTMENTS MA LLC

By:
Name:
Title:

6